UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

INTERNATIONAL MEDIA ACQUISITION CORP.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

INTERNATIONAL MEDIA ACQUISITION CORP.

1604 US Highway 130

North Brunswick, NJ 08902

July 18, 2023

Dear Stockholders:

On behalf of the Board of Directors of International Media Acquisition Corp. (the “Company,” “International Media,” “IMAQ” or “we”), I invite you to attend our Special Meeting of Stockholders (the “Special Meeting”). We hope you can join us. The Special Meeting will be held at 9:30 a.m. Eastern Time on July 31, 2023. IMAQ will be holding the Special Meeting via teleconference using the following dial-in information:

(877) 853-5257 (US Toll Free)

(888) 475-4499 (US Toll Free)

International numbers available: https://loeb.zoom.us/u/adv66rBl7u

Conference ID: 587 621 6464

The Notice of Special Meeting of Stockholders, the Proxy Statement and the proxy card accompany this letter are also available at https://www.cstproxy.com/imac/sm2023. We are first mailing these materials to our stockholders on or about July 18, 2023.

As discussed in the enclosed Proxy Statement, the purpose of the Special Meeting is to consider and vote upon the following proposals:

(i)

Proposal 1 — A proposal to amend IMAQ’s current certificate of incorporation (the “Current Charter”), giving the Company the right to further extend the date by which it has to consummate a business combination (the “Combination Period”) for twelve (12) additional one (1) month periods from August 2, 2023 to August 2, 2024 (i.e., for a total period of time ending 36 months from the consummation of its initial public offering (the “IPO”) (the “Charter Amendment”) (we refer to this proposal as the “Charter Amendment Proposal”);

(ii)

Proposal 2 — A proposal to amend IMAQ’s investment management trust agreement, dated as of July 28, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), allowing the Company to extend the Combination Period for twelve (12) additional one (1) month periods from August 2, 2023 to August 2, 2024 (i.e., for a total period of time ending 36 months from the consummation of the IPO) (as amended, the “Trust Amendment”) by depositing into the trust account (the “Trust Account”) $128,513.70 for each one-month extension (each, an “Extension Payment”) (we refer to this proposal as the “Trust Amendment Proposal”); and

(ii)	Proposal 3 — To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof (we refer to this proposal as the “Adjournment Proposal”).

The purpose of the Charter Amendment and the Trust Amendment is to allow the Company more time to complete a business combination. The Company’s Charter and Trust Agreement provides that the Company has the right to extend the Combination Period until August 2, 2024 (i.e., 36 months from the consummation of the IPO). The Company’s initial charter permitted the Company to extend the Combination Period two times for an additional three months each time, or from August 2, 2022 to February 2, 2023, by depositing into the Trust Account $1,150,000 for each three-month extension. In July 2022, the Company held a special meeting (the “July 2022 Special Meeting”) and received stockholder approval to amend the Trust Agreement to reduce the amount deposited in the Trust Account for each such extension from $1,150,000 to $350,000. The Company’s stockholders elected to redeem an aggregate of 20,858,105 shares in connection with the July 2022 Special Meeting. The Company subsequently deposited the extension payments into the Trust Account in accordance with the terms of the Trust Agreement to extend the Combination Period from August 2, 2022 to February 2, 2023. In January 2023, the Company held a special meeting (the “January 2023 Special Meeting”) and received stockholder approval to extend the Combination Period for an additional three (3) months, from February 2, 2023 to May 2, 2023, with an ability to further extend by three (3) additional one (1) month periods until August 2, 2023 (i.e., for a total period of time ending 24 months from the consummation of its initial public offering). The Company’s stockholders elected to redeem an aggregate 168,777 shares of common stock in connection with the January 2023 Special Meeting. The Company subsequently deposited the extension payments into the Trust Account in accordance with the terms of the Trust Agreement to extend the Combination Period from February 2, 2023 to July 2, 2023, and will deposit the additional amount required to extend the Combination Period to August 2, 2023 prior to the applicable deadline. The Company desires to further extend the Combination Period by for twelve (12) additional one (1) month periods from August 2, 2023 to August 2, 2024 (i.e., for a total period of time ending 36 months from the consummation of the IPO).

2

If both the Charter Amendment Proposal and Trust Amendment Proposal are approved, the Company will have the right to extend the Combination Period for twelve (12) additional one (1) month periods from August 2, 2023 to August 2, 2024 (i.e., 36 months from the consummation of the IPO), provided that the Extension Payment of $128,513.70 for each one-month extension is deposited into the Trust Account on or prior to the applicable deadline.

As previously announced, the Company entered into a Stock Purchase Agreement dated October 22, 2022, (the “Stock Purchase Agreement,” and together with the other agreements and transactions contemplated by the Stock Purchase Agreement, the “Business Combination”), with Reliance Entertainment Studios Private Limited (“Reliance”) and Risee Entertainment Holdings Private Limited. Pursuant to the terms of the Stock Purchase Agreement, the Company will purchase all of the equity of Reliance in a series of transactions. The Board of Directors of the Company has unanimously (i) approved and declared advisable the Stock Purchase Agreement, the Business Combination and the other transactions contemplated thereby, and (ii) resolved to recommend approval of the Stock Purchase Agreement and related matters by the stockholders of the Company. The Company will hold a meeting of stockholders to consider and approve the proposed Business Combination and a proxy statement will be sent to all stockholders of the Company. The Company and other parties to the Stock Purchase Agreement are working towards satisfaction of the conditions to completion of the Business Combination, including the necessary filings with the U.S. Securities and Exchange Commission related to the transaction, but have determined that there will not be sufficient time before August 2, 2023 (its current termination date) to hold a special meeting to obtain the requisite stockholder approval of, and to consummate, the Business Combination. Accordingly, the Board has determined that it is in the best interests of our stockholders to extend the date that the Company has to consummate an initial business combination.

After consultation with Content Creation Media LLC (the “Sponsor”), IMAQ management has reasons to believe that, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Sponsor or its affiliates will contribute $128,513.70 for each one-month extension to the Company as a loan (each loan being referred to herein as a “Contribution”) for the Company to deposit the funds into the Trust Account as the Extension Payment, upon five days’ advance notice prior to the applicable deadline. The Contribution(s) will bear no interest and will be repayable by the Company to the Sponsor upon consummation of an initial business combination. The loans will be forgiven if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account. Each of the Charter Amendment, the Trust Amendment, and the Adjournment Proposal are more fully described in the accompanying Proxy Statement.

You are not being asked to vote on any business combination at this time. If the Charter Amendment and Trust Amendment are implemented and you do not elect to redeem your public shares now, you will retain the right to vote on the business combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed or the Company has not consummated the business combination by the applicable termination date.

In connection with the Charter Amendment, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to IMAQ to pay franchise and income taxes, divided by the number of then outstanding public shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Charter Amendment Proposal and the Trust Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when a business combination is submitted to a vote by the stockholders, subject to any limitations set forth in our Charter. Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $21,554,411.14 of marketable securities as of July 14, 2023. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if IMAQ has not completed a business combination by August 2, 2024. Our Sponsor, our officers and directors and our other initial stockholders, own an aggregate of 5,750,000 shares of our common stock, which we refer to as the “Founder Shares”, that were issued prior to the IPO and our Sponsor owns 796,900 units, which we refer to as the “Private Placement Units”, that were purchased by our Sponsor in a private placement which occurred simultaneously with the completion of the IPO.

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To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or July 28, 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

As of July 14, 2023, there was approximately $21,554,411.14 in the Trust Account. The current redemption price in the event that a stockholder redeems its shares as of July 14 would be approximately $10.92 per share. The closing price of the Company’s common stock on The Nasdaq Capital Market on July 14, 2023, was $10.87. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving approximately $0.05 more per share than if such stockholder sold the public shares in the open market. The Company cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Charter Amendment Proposal or the Trust Amendment Proposal is not approved and the Company does not consummate an initial business combination within the Combination Period, as contemplated by the IPO prospectus and in accordance with charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event the Company winds up.

Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding common stock, including the common stock owned by our initial stockholders, will be required to approve the Charter Amendment Proposal and the Trust Amendment Proposal. Notwithstanding stockholder approval of the Charter Amendment and the Trust Amendment, our Board will retain the right to abandon and not implement the Charter Amendment and Trust Amendment at any time without any further action by our stockholders.

Our Board has fixed the close of business on July 7, 2023, as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

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After careful consideration of all relevant factors, the Board of Directors has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the Proxy Statement containing detailed information concerning the Charter Amendment and the Trust Amendment at the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

Sincerely,

/s/ Shibasish Sarkar
Shibasish Sarkar
Chief Executive Officer
July 18, 2023

5

 INTERNATIONAL MEDIA ACQUISITION CORP.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 31, 2023

July 18, 2023

To the Stockholders of International Media Acquisition Corp.:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “Special Meeting”) of International Media Acquisition Corp. (the “Company,” “IMAQ” or “we”), a Delaware corporation, will be held on July 31, 2023, at 9:30 a.m. Eastern Time. The Company will be holding the Special Meeting via teleconference using the following dial-in information:

(877) 853-5257 (US Toll Free)

(888) 475-4499 (US Toll Free)

International numbers available: https://loeb.zoom.us/u/adv66rBl7u

Conference ID: 587 621 6464

The purpose of the Special Meeting will be to consider and vote upon the following proposals:

(i)

Proposal 1 — A proposal to amend IMAQ’s current certificate of incorporation (the “Current Charter”), giving the Company the right to further extend the date by which it has to consummate a business combination (the “Combination Period”) for twelve (12) additional one (1) month periods from August 2, 2023 to August 2, 2024 (i.e., for a total period of time ending 36 months from the consummation of its initial public offering (the “IPO”) (the “Charter Amendment”) (we refer to this proposal as the “Charter Amendment Proposal”);

(ii)

Proposal 2 — A proposal to amend IMAQ’s investment management trust agreement, dated as of July 28, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), allowing the Company to extend the Combination Period for twelve (12) additional one (1) month periods from August 2, 2023 to August 2, 2024 (i.e., for a total period of time ending 36 months from the consummation of the IPO) (the “Trust Amendment”) by depositing into the trust account (the “Trust Account”) $128,513.70 for each one-month extension (each, an “Extension Payment”) (we refer to this proposal as the “Trust Amendment Proposal”); and

(iii)	Proposal 3 — To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof (we refer to this proposal as the “Adjournment Proposal”).

The Board of Directors has fixed the close of business on July 7, 2023 as the record date for the Special Meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Special Meeting or any adjournment or adjournments thereof.

By Order of the Board of Directors

/s/ Shibasish Sarkar
Chief Executive Officer

North Brunswick, New Jersey

July 18, 2023

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IMPORTANT

IF YOU CANNOT PERSONALLY ATTEND THE SPECIAL MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 31, 2023. THIS PROXY STATEMENT TO THE STOCKHOLDERS WILL BE AVAILABLE AT https://www.cstproxy.com/imac/sm2023.

INTERNATIONAL MEDIA ACQUISITION CORP.

1604 US Highway 130

North Brunswick, NJ 08902

7

FORWARD-LOOKING STATEMENTS

This proxy statement contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the plans and objectives of management for future operations, including as they relate to a business combination. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this proxy statement, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, including as they relate to a business combination, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. Actual results and stockholders’ value will be affected by a variety of risks and factors, including, without limitation, international, national and local economic conditions, merger, acquisition and business combination risks, financing risks, geo-political risks, acts of terror or war, and those risk factors described under “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K, as amended, filed with the SEC on July 14, 2023, in the preliminary proxy statement relating to the Business Combination filed with the SEC on January 25, 2023, and in other reports the Company files with the SEC. Many of the risks and factors that will determine these results and stockholders’ value are beyond the Company’s ability to control or predict.

All such forward-looking statements speak only as of the date of this proxy statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Forward-Looking Statements” section.

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PROXY STATEMENT

FOR

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD JULY 31, 2023

FIRST MAILED ON OR ABOUT JULY 18, 2023

Date, Time and Place of the Special Meeting

The enclosed proxy is solicited by the Board of Directors (the “Board”) of International Media Acquisition Corp. (the “Company,” “International Media,” “IMAQ” or “we”), a Delaware corporation, in connection with the Special Meeting of Stockholders to be held on July 31, 2023 at 9:30 a.m. Eastern time for the purposes set forth in the accompanying Notice of Meeting. The Company will be holding the Special Meeting, and any adjournments thereof, via teleconference using the following dial-in information:

(877) 853-5257 (US Toll Free)

(888) 475-4499 (US Toll Free)

International numbers available: https://loeb.zoom.us/u/adv66rBl7u

Conference ID: 587 621 6464

The principal executive office of the Company is 1604 US Highway 130, North Brunswick, NJ 08902, and its telephone number, including area code, is (212) 960-3677.

Purpose of the Special Meeting

At the Special Meeting, you will be asked to consider and vote upon the following matters:

1.

Proposal 1 — A proposal to amend IMAQ’s current certificate of incorporation (the “Current Charter”), giving the Company the right to further extend the date by which it has to consummate a business combination (the “Combination Period”) for twelve (12) additional one (1) month periods from August 2, 2023 to August 2, 2024 (i.e., for a total period of time ending 36 months from the consummation of its initial public offering (the “IPO”) (the “Charter Amendment”) (we refer to this proposal as the “Charter Amendment Proposal”);

2.

Proposal 2 — A proposal to amend IMAQ’s investment management trust agreement, dated as of July 28, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), allowing the Company to extend the Combination Period for twelve (12) additional one (1) month periods from August 2, 2023 to August 2, 2024 (i.e., for a total period of time ending 36 months from the consummation of the IPO) (as amended, the “Trust Amendment”) by depositing into the trust account (the “Trust Account”) $128,513.70 for each one-month extension (each, an “Extension Payment”) (we refer to this proposal as the “Trust Amendment Proposal”); and

3.	Proposal 3 — To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof (we refer to this proposal as the “Adjournment Proposal”).

The purpose of the Charter Amendment and the Trust Amendment is to allow the Company more time to complete a business combination. The Company’s Charter and Trust Agreement provides that the Company has the right to extend the Combination Period until August 2, 2024 (i.e., 36 months from the consummation of the IPO). The Company’s initial charter permitted the Company to extend the Combination Period two times for an additional three months each time, or from August 2, 2022 to February 2, 2023, by depositing into the Trust Account $1,150,000 for each three-month extension. In July 2022, the Company held a special meeting (the “July 2022 Special Meeting”) and received stockholder approval to amend the Trust Agreement to reduce the amount deposited in the Trust Account for each such extension from $1,150,000 to $350,000. The Company’s stockholders elected to redeem an aggregate of 20,858,105 shares in connection with the July 2022 Special Meeting. The Company subsequently deposited the extension payments into the Trust Account in accordance with the terms of the Trust Agreement to extend the Combination Period from August 2, 2022 to February 2, 2023. In January 2023, the Company held a special meeting (the “January 2023 Special Meeting”) and received stockholder approval to extend the Combination Period for an additional three (3) months, from February 2, 2023 to May 2, 2023, with an ability to further extend by three (3) additional one (1) month periods until August 2, 2023 (i.e., for a total period of time ending 24 months from the consummation of its initial public offering). The Company’s stockholders elected to redeem an aggregate 168,777 shares of common stock in connection with the January 2023 Special Meeting. The Company subsequently deposited the extension payments into the Trust Account in accordance with the terms of the Trust Agreement to extend the Combination Period from February 2, 2023 to July 2, 2023, and will deposit the additional amount required to extend the Combination Period to August 2, 2023 prior to the applicable deadline. The Company desires to further extend the Combination Period for twelve (12) additional one (1) month periods from August 2, 2023 to August 2, 2024 (i.e., for a total period of time ending 36 months from the consummation of the IPO).

9

If both the Charter Amendment Proposal and Trust Amendment Proposal are approved, the Company will have the right to extend the Combination Period for twelve (12) additional one (1) month periods from August 2, 2023 to August 2, 2024 (i.e., 36 months from the consummation of the IPO), provided that the Extension Payment of $128,513.70 for each one-month extension is deposited into the Trust Account on or prior to the applicable deadline.

Public stockholders may elect to redeem all, or a portion of, their shares for a per-share price, payable in cash, equal to the pro rata aggregate amount then on deposit in the Trust account (prior to the Extension Payment), including interest not previously released to IMAQ to pay franchise and income taxes.

As previously announced, the Company entered into a Stock Purchase Agreement dated October 22, 2022, (the “Stock Purchase Agreement,” and together with the other agreements and transactions contemplated by the Stock Purchase Agreement, the “Business Combination”), with Reliance Entertainment Studios Private Limited (“Reliance”) and Risee Entertainment Holdings Private Limited. Pursuant to the terms of the Stock Purchase Agreement, the Company will purchase all of the equity of Reliance in a series of transactions. The Board of Directors of the Company has unanimously (i) approved and declared advisable the Stock Purchase Agreement, the Business Combination and the other transactions contemplated thereby, and (ii) resolved to recommend approval of the Stock Purchase Agreement and related matters by the stockholders of the Company. The Company will hold a meeting of stockholders to consider and approve the proposed Business Combination and a proxy statement will be sent to all stockholders of the Company. The Company and other parties to the Stock Purchase Agreement are working towards satisfaction of the conditions to completion of the Business Combination, including the necessary filings with the U.S. Securities and Exchange Commission related to the transaction, but have determined that there will not be sufficient time before August 2, 2023 (its current termination date) to hold a special meeting to obtain the requisite stockholder approval of, and to consummate, the Business Combination. Accordingly, the Board has determined that it is in the best interests of our stockholders to extend the date that the Company has to consummate an initial business combination.

After consultation with Content Creation Media LLC (the “Sponsor”), IMAQ management has reasons to believe that, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Sponsor or its affiliates will contribute $128,513.70 for each one-month extension to the Company as a loan (each loan being referred to herein as a “Contribution”) for the Company to deposit the funds into the Trust Account as the Extension Payment, upon five days’ advance notice prior to the applicable deadline. The Contribution(s) will bear no interest and will be repayable by the Company to the Sponsor upon consummation of an initial business combination. The loans will be forgiven if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account. Each of the Charter Amendment, the Trust Amendment, and the Adjournment Proposal are more fully described in the accompanying Proxy Statement.

10

You are not being asked to vote on any business combination at this time. If the Charter Amendment and Trust Amendment are implemented and you do not elect to redeem your public shares now, you will retain the right to vote on the business combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed or the Company has not consummated the business combination by the applicable termination date.

In connection with the Charter Amendment, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to IMAQ to pay franchise and income taxes, divided by the number of then outstanding public shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Charter Amendment Proposal and the Trust Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when a business combination is submitted to a vote by the stockholders, subject to any limitations set forth in our Charter. Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $21,554,411.14 of marketable securities as of July 14, 2023. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if IMAQ has not completed a business combination by August 2, 2024. Our Sponsor, our officers and directors and our other initial stockholders, own an aggregate of 5,750,000 shares of our common stock, which we refer to as the “Founder Shares”, that were issued prior to our initial public offering (“IPO”) and our Sponsor owns 796,900 units, which we refer to as the “Private Placement Units”, that were purchased by our Sponsor in a private placement which occurred simultaneously with the completion of the IPO.

Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding common stock, including the common stock owned by our initial stockholders (the “Common Stock”), will be required to approve the Charter Amendment Proposal and the Trust Amendment Proposal. Notwithstanding stockholder approval of the Charter Amendment and the Trust Amendment, our Board will retain the right to abandon and not implement the Charter Amendment and the Trust Amendment at any time without any further action by our stockholders.

After careful consideration of all relevant factors, the Board of Directors has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Voting Rights and Revocation of Proxies

The record date with respect to this solicitation is the close of business on July 7, 2023 (the “Record Date”) and only stockholders of record at that time will be entitled to vote at the Special Meeting and any adjournment or adjournments thereof.

The shares of Common Stock represented by all validly executed proxies received in time to be taken to the Special Meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the stockholder at any time prior to its being voted by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. We intend to release this Proxy Statement and the enclosed proxy card to our stockholders on or about July 18, 2023.

Dissenters’ Right of Appraisal

Holders of shares of our Common Stock do not have appraisal rights under Delaware law or under the governing documents of the Company in connection with this solicitation.

Outstanding Shares and Quorum

The number of outstanding shares of Common Stock entitled to vote at the Special Meeting is 8,520,018. Each share of Common Stock is entitled to one vote. The presence in person or by proxy at the Special Meeting of the holders of 4,260,010 shares, or a majority of the number of outstanding shares of Common Stock, will constitute a quorum. There is no cumulative voting. Shares that abstain or for which the authority to vote is withheld on certain matters (so-called “broker non-votes”) will be treated as present for quorum purposes on all matters.

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Broker Non-Votes

Holders of shares of our Common Stock that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares. If a stockholder does not give instructions to his or her bank or brokerage firm, it will nevertheless be entitled to vote the shares with respect to “routine” items, but it will not be permitted to vote the shares with respect to “non-routine” items. In the case of a non-routine item, such shares will be considered “broker non-votes” on that proposal.

Proposal 1 (Charter Amendment) is a matter that we believe will be considered “non-routine.”

Proposal 2 (Trust Amendment) is a matter that we believe will be considered “non-routine.”

Proposal 3 (Adjournment) is a matter that we believe will be considered “routine.”

Banks or brokerages cannot use discretionary authority to vote shares on Proposals 1 or 2 if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

Required Votes for Each Proposal to Pass

Assuming the presence of a quorum at the Special Meeting:

Proposal	Vote Required	Broker Discretionary Vote Allowed
Trust Amendment	Majority of outstanding shares	No
Charter Amendment	Majority of outstanding shares	No
Adjournment	Majority of the outstanding shares represented by virtual attendance or by proxy and entitled to vote thereon at the Special Meeting	Yes

Abstentions and broker non-votes will count as a vote against the first and second proposal, but will not have an effect on the Adjournment Proposal assuming a quorum is present.

We may not be able to complete an initial business combination with a U.S. target company since such initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), or ultimately prohibited.

Our sponsor, Content Creation Media LLC, is controlled by Shibasish Sarkar, an individual who resides in and is a citizen of India. We are therefore likely considered a “foreign person” under the regulations administered by CFIUS and will continue to be considered as such in the future for so long as our sponsor has the ability to exercise control over us for purposes of CFIUS’s regulations. As such, an initial business combination with a U.S. business may be subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If our potential initial business combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

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Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our initial business combination. If we cannot complete our initial business combination by August 2, 2023 (or August 2, 2024 if extended) because the review process drags on beyond such timeframe or because our initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, our public shareholders may only receive $10.92 per share, without taking into account any interest earned after July 14, 2023, and our warrants and rights will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

If we were deemed to be an investment company for purposes of the Investment Company Act of 1940, as amended (the “Investment Company Act”), we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. To avoid that result, we may determine, in our discretion, to liquidate the securities held in the trust account.

There is currently uncertainty concerning the applicability of the Investment Company Act to a special purpose acquisition company (“SPAC”) and we may in the future be subject to a claim that we have been operating as an unregistered investment company. If we are deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate. If we are required to liquidate, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and warrants following such a transaction, and our warrants would expire worthless.

The funds in the trust account have, since our initial public offering, been held only in U.S. government securities within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 180 days or less or in money market funds investing solely in United States Treasuries and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), we may, in our own discretion, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the trust account, to liquidate the U.S. government securities or money market funds held in the trust account. This may mean that the amount of funds available for redemption would not increase, thereby reducing the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

In addition, the longer that the funds in the trust account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. Accordingly, we may determine, in our discretion, to liquidate the securities held in the trust account at any time.

We may be subject to the excise tax included in the Inflation Reduction Act of 2022 in the event of a liquidation or in connection with redemptions of our common stock after December 31, 2022.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022 (the “IR Act”), which, among other things, imposes a 1% excise tax on any publicly traded domestic corporation that repurchases its stock after December 31, 2022 (the “Excise Tax”). The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions. Because we are a Delaware corporation and our securities are trading on Nasdaq, we will be a “covered corporation” within the meaning of the IR Act. While not free from doubt, absent any further guidance from the U.S. Department of the Treasury (the “Treasury”), who has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the excise tax, the Excise Tax may apply to any redemptions of our common stock after December 31, 2022, including redemptions in connection with an initial business combination, extension vote or otherwise, unless an exemption is available. Generally, issuances of securities by us in connection with our initial business combination transaction (including any PIPE transaction at the time of our initial business combination) would be expected to reduce the amount of the Excise Tax in connection with redemptions occurring in the same calendar year. However, since we are acquiring Reliance for cash there are no new securities anticipated to be issued and, as a result, we do not anticipate a reduction in the amount of the Excise Tax.

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Whether and to what extent the Company would be subject to the Excise Tax in connection with a business combination, extension vote or otherwise would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the business combination, extension vote or otherwise, (ii) the structure of a business combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with a business combination (or otherwise issued not in connection with a business combination but issued within the same taxable year of a business combination) and (iv) the content of regulations and other guidance from the Treasury. In addition, because the Excise Tax would be payable by the Company and not by the redeeming holders, the mechanics of any required payment of the Excise Tax have not been determined. Further, the application of the Excise tax in the event of a liquidation is uncertain. Consequently, the Excise Tax may make a transaction with us less appealing to potential business combination targets. For the avoidance of doubt, the Company will not use the proceeds placed in the trust account and the interest earned thereon to pay any excise taxes or any other similar fees or taxes in nature that may be imposed on the Company pursuant to any current, pending or future rules or laws, including without limitation any excise tax due imposed under the Inflation Reduction Act of 2022 on any redemptions or stock buybacks by the Company.

Interests of the Company’s Directors and Officers

When you consider the recommendation of our board, you should keep in mind that the Company’s Sponsor, officers and directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•

IMAQ’s Sponsor has a fiduciary obligation to its members and Shibasish Sarkar, (IMAQ’s Chief Executive Officer and Chairman) is the controlling member of our Sponsor. Because Mr. Sarkar has a fiduciary obligation to both IMAQ and the Sponsor, he has a conflict of interest when voting.

•

If an initial business combination is not completed, IMAQ will be required to dissolve and liquidate. In such event, the 5,750,000 Founder Shares currently held by the Sponsor, which were acquired prior to the IPO, will be worthless because the Sponsor has agreed to waive its rights to any liquidation distributions. The Founder Shares were purchased for an aggregate purchase price of $25,000 and had an aggregate market value of approximately $62,502,500  based on the closing price of $10.87 per share of IMAQ Common Stock on the Nasdaq Stock Market as of July 14, 2023.

•

If an initial business combination is not completed, an aggregate of 796,900 private units purchased by IMAQ’s Sponsor for a total purchase price of $7,992,907, will be worthless. The private units had an aggregate market value of approximately $8,367,450  based on the closing price of $10.50 per public unit on the Nasdaq Stock Market as of July 14, 2023.

•

Because of these interests, IMAQ’s initial stockholders could benefit from the completion of a business combination that is not favorable to its public shareholders and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to public shareholders rather than liquidate. For example, if the share price of the IMAQ Common Stock declined to $5.00 per share after the close of the business combination, IMAQ’s public shareholder that purchased shares in the initial public offering, would have a loss of $5.00 per share, while IMAQ’s Sponsor would have a gain of $4.99 per share because it acquired the Founder Shares for a nominal amount. In other words, IMAQ’s initial stockholders can earn a positive rate of return on their investment even if public stockholders experience a negative rate of return in the post-combination company.

•

The Company’s executive officers and directors, and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. However, if the Company fails to obtain the Extension and consummate a business combination, they will not have any claim against the trust account for reimbursement. Accordingly, the Company will most likely not be able to reimburse these expenses if a business combination is not completed. As of the date of this proxy statement, there are no outstanding out-of-pocket expenses for which the Company’s executive officers or directors, or their respective affiliates are awaiting reimbursement.

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Voting Procedures

Each share of our Common Stock that you own in your name entitles you to one vote on each of the proposals for the Special Meeting. Your proxy card shows the number of shares of our Common Stock that you own.

•

You can vote your shares in advance of the Special Meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Special Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of our Common Stock will be voted as recommended by our Board of Directors. Our Board of Directors recommends voting “FOR” the Charter Amendment Proposal, the Trust Amendment Proposal, and the Adjournment Proposal.

•

You can attend the Special Meeting and vote telephonically even if you have previously voted by submitting a proxy. However, if your shares of Common Stock are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares of Common Stock.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposals being presented to stockholders at the Special Meeting. The Company has agreed to pay Advantage Proxy, Inc. its customary fee and out-of-pocket expenses. The Company will reimburse Advantage Proxy, Inc. for reasonable out-of-pocket expenses and will indemnify Advantage Proxy, Inc. and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Advantage Proxy, Inc. at:

Advantage Proxy, Inc.

PO Box 10904

Yakima, WA 98909

Toll Free: 866-894-0536

Email: Ksmith@advantageproxy.com

The cost of preparing, assembling, printing and mailing this Proxy Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Special Meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own Common Stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding Common Stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

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Delivery of Proxy Materials to Stockholders

Only one copy of this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or who otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of this Proxy Statement. If you share an address with at least one other stockholder, currently receive one copy of our Proxy Statement at your residence, and would like to receive a separate copy of our Proxy Statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to International Media Acquisition Corp.,1604 US Highway 130; North Brunswick, NJ 08902; Attention: Secretary, or call the Company promptly at (212) 960-3677.

If you share an address with at least one other stockholder and currently receive multiple copies of our Proxy Statement, and you would like to receive a single copy of our Proxy Statement, please specify such request in writing and send such written request to International Media Acquisition Corp., 1604 US Highway 130; North Brunswick, NJ 08902; Attention: Secretary.

Conversion Rights

Pursuant to our currently existing charter, any holders of our public shares may demand that such shares be converted for a pro rata share of the aggregate amount on deposit in the Trust Account, less taxes payable, calculated as of two business days prior to the Special Meeting. Public stockholders may seek to have their shares redeemed regardless of whether they vote for or against the proposals and whether or not they are holders of our Common Stock as of the Record Date. If you properly exercise your conversion rights, your shares will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account which holds the proceeds of our IPO (calculated as of two business days prior to the Special Meeting). For illustrative purposes, based on funds in the Trust Account of approximately $128,513.70 on July 14, 2023, the estimated per share conversion price would have been approximately $10.92.

In order to exercise your conversion rights, you must:

•

submit a request in writing prior to 5:00 p.m., Eastern time on July 28, 2023 (two business days before the Special Meeting) that we convert your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, NY 10004

Attn: Mark Zimkind

E-mail: mzimkind@continentalstock.com

and

•

deliver your public shares either physically or electronically through The Depository Trust Company to our transfer agent at least two business days before the Special Meeting. Stockholders seeking to exercise their conversion rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two weeks. Stockholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

Any demand for conversion, once made, may be withdrawn at any time until the deadline for exercising conversion requests (and submitting shares to the transfer agent) and thereafter, with our consent. If you delivered your shares for conversion to our transfer agent and decide within the required timeframe not to exercise your conversion rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed above.

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Prior to exercising conversion rights, stockholders should verify the market price of our Common Stock, as they may receive higher proceeds from the sale of their Common Stock in the public market than from exercising their conversion rights if the market price per share is higher than the conversion price. The closing price of the Company’s common stock on The Nasdaq Capital Market on July 14, 2023, was $10.87. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving approximately $0.05 more per share than if such stockholder sold the public shares in the open market. The Company cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If you exercise your conversion rights, your shares of our Common Stock will cease to be outstanding immediately prior to the Special Meeting (assuming the Charter Amendment Proposal and the Trust Amendment Proposal are approved) and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request conversion.

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate an initial business combination by August 2, 2023, we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to the public stockholders and our warrants to purchase Common Stock will expire worthless.

Holders of outstanding units must separate the underlying public shares, public rights, and public warrants prior to exercising conversion rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company with written instructions to separate such units into public shares and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your conversion rights with respect to the public shares upon the separation of the public shares from the units. If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your conversion rights with respect to the public shares upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your conversion rights.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of July 14, 2023, with respect to the beneficial ownership of our voting securities by (i) each person who is known by us to be the beneficial owner of more than 5% of our issued and outstanding Common Stock, (ii) each of our officers and directors, and (iii) all of our officers and directors as a group. The following table does not reflect record of beneficial ownership of any shares of common stock issuable upon conversion of the rights or exercise of the warrants, as the rights and warrants are not exercisable within 60 days of July 14, 2023.

	Number of	Percentage
	Shares	of
	Beneficially	Outstanding
Name and Address of Beneficial Owner(1)	Owned	Shares
Shibasish Sarkar(2)	6,296,900	73.91%
Vishwas Joshi	-	-
Sanjay Wadhwa	-	-
David M. Taghioff	30,000	*
Deepak Nayar	30,000	*
Paul F. Pelosi, Jr.	30,000	*
Suresh Ramamurthi	30,000	*
Klaas P. Baks	25,000	*
All officers and directors as a group	6,441,900	75.61%
(8 individuals)
Content Creation Media LLC (Our Sponsor)(3)	6,296,900	73.91%

* Less than one percent.

(1)	Unless otherwise indicated, the business address of each of the following entities or individuals is c/o Content Creation Media LLC, 1604 US Highway 130, North Brunswick, NJ 08902.

(2)

Consists of shares owned by Content Creation Media LLC, over which Shibasish Sarkar has voting and dispositive power. Mr. Sarkar disclaims beneficial ownership of such shares, except to the extent of any pecuniary interest therein.

(3)	Our Chairman and Chief Executive Officer, Shibasish Sarkar, has voting and dispositive power over the shares owned by Content Creation Media LLC.

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PROPOSAL 1: THE CHARTER AMENDMENT

The Charter Amendment

This is a proposal to amend IMAQ’s current certificate of incorporation (the “Current Charter”), giving the Company the right to extend the date by which it has to consummate a business combination (the “Combination Period”) for twelve (12) additional one (1) month periods from August 2, 2023 to August 2, 2024 (i.e., for a period of time ending 36 months from the consummation of its initial public offering (the “IPO”) (the “Charter Amendment”) (we refer to this proposal as the “Charter Amendment Proposal”);

All stockholders are encouraged to read the proposed Charter Amendment in its entirety for a more complete description of its terms. A copy of the proposed Charter Amendment is attached hereto as Annex A.

Reasons for the Proposed Charter Amendment

The purpose of the Charter Amendment and the Trust Amendment is to allow the Company more time to complete a business combination. As previously announced, the Company entered into a Stock Purchase Agreement dated October 22, 2022, (the “Stock Purchase Agreement,” and together with the other agreements and transactions contemplated by the Stock Purchase Agreement, the “Business Combination”), with Reliance Entertainment Studios Private Limited (“Reliance”) and Risee Entertainment Holdings Private Limited. Pursuant to the terms of the Stock Purchase Agreement, the Company will purchase all of the equity of Reliance in a series of transactions. The Board of Directors of the Company has unanimously (i) approved and declared advisable the Stock Purchase Agreement, the Business Combination and the other transactions contemplated thereby, and (ii) resolved to recommend approval of the Stock Purchase Agreement and related matters by the stockholders of the Company. The Company will hold a meeting of stockholders to consider and approve the proposed Business Combination and a proxy statement will be sent to all stockholders of the Company. The Company and other parties to the Stock Purchase Agreement are working towards satisfaction of the conditions to completion of the Business Combination, including the necessary filings with the U.S. Securities and Exchange Commission related to the transaction, but have determined that there will not be sufficient time before August 2, 2023 (its current termination date) to hold a special meeting to obtain the requisite stockholder approval of, and to consummate, the Business Combination. Accordingly, the Board has determined that it is in the best interests of our stockholders to extend the date that the Company has to consummate an initial business combination.

After consultation with Content Creation Media LLC (the “Sponsor”), IMAQ management has reasons to believe that, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Sponsor or its affiliates will contribute $128,513.70 for each one-month extension to the Company as a loan (each loan being referred to herein as a “Contribution”) for the Company to deposit the funds into the Trust Account as the Extension Payment, upon five days’ advance notice prior to the applicable deadline. The Contribution(s) will bear no interest and will be repayable by the Company to the Sponsor upon consummation of an initial business combination. The loans will be forgiven if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account.

In connection with the Charter Amendment Proposal, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to IMAQ to pay franchise and income taxes, divided by the number of then outstanding public shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Charter Amendment and the Adjournment are approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when the proposed business combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Charter Amendment. Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $21,554,411.14 of marketable securities as of July 14, 2023. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if IMAQ has not completed a business combination by the applicable termination date. Our Sponsor, our officers and directors and our other initial stockholders, own an aggregate of 5,750,000 shares of our common stock, which we refer to as the “Founder Shares”, that were issued prior to our initial public offering (“IPO”) and our Sponsor owns 796,900 units, which we refer to as the “Private Placement Units”, that were purchased by our Sponsor in a private placement which occurred simultaneously with the completion of the IPO.

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To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or July 28, 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

United States Federal Income Tax Considerations for Stockholders Exercising Conversion Rights

THE FOLLOWING DISCUSSION IS FOR GENERAL INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS TAX ADVICE. YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO YOU OF MAKING OR NOT MAKING THE ELECTION, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX RULES AND POSSIBLE CHANGES IN LAWS THAT MAY AFFECT THE TAX CONSEQUENCES DESCRIBED IN THIS PROXY STATEMENT.

U.S. Holders

This section applies to you if you are a “U.S. holder.” A U.S. holder is a beneficial owner of our shares of Common Stock who or that is, for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•	a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income tax purposes regardless of its source; or

•

a trust, if (A) a court within the United States is able to exercise primary supervision over the administration of such trust and one or more “United States persons” (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (B) the trust validly elected to be treated as a United States person for U.S. federal income tax purposes.

Taxation of Distributions. If a U.S. holder’s conversion of shares of Common Stock is treated as a distribution, such distributions will generally constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. holder’s adjusted tax basis in our Common Stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the Common Stock and will be treated as described below under the section entitled “— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock.”

Dividends received by a U.S. holder that is a taxable corporation will generally qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends received by a non-corporate U.S. holder will generally constitute “qualified dividends” that will be subject to tax at the maximum tax rate applicable to long-term capital gains.

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock. If a U.S. holder’s conversion of shares of Common Stock is treated as a sale or other taxable disposition, a U.S. holder will generally recognize capital gain or loss in an amount equal to the difference between the amount realized and the U.S. holder’s adjusted tax basis in the shares of Common Stock converted. Any such capital gain or loss will generally be long-term capital gain or loss if the U.S. holder’s holding period for the Common Stock so disposed of exceeds one year. Long-term capital gains recognized by non-corporate U.S. holders will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

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Generally, the amount of gain or loss recognized by a U.S. holder is an amount equal to the difference between (i) the sum of the amount of cash and the fair market value of any property received in such disposition and (ii) the U.S. holder’s adjusted tax basis in its Common Stock so disposed of. A U.S. holder’s adjusted tax basis in its Common Stock will generally equal the U.S. holder’s acquisition cost less any prior distributions paid to such U.S. holder with respect to its shares of Common Stock treated as a return of capital. If the holder purchased an investment unit consisting of both shares and warrants, the cost of such unit must be allocated between the shares and warrants that comprised such unit based on their relative fair market values at the time of the purchase. Calculation of gain or loss must be made separately for each block of shares owned by a U.S. holder. Any U.S. holder who has tendered all of his actually owned shares for conversion but continues to hold warrants after the conversion will generally not be considered to have experienced a complete termination of his interest in the Company.

Non-U.S. Holders

This section applies to you if you are a “non-U.S. holder.” A non-U.S. holder is a beneficial owner of our Common Stock who or that is, for U.S. federal income tax purposes:

•	a non-resident alien individual, other than certain former citizens and residents of the United States subject to U.S. tax as expatriates;

•	a foreign corporation; or

•	an estate or trust that is not a U.S. holder;

but does not include an individual who is present in the United States for 183 days or more in the taxable year of disposition. If you are such an individual, you should consult your tax advisor regarding the U.S. federal income tax consequences of a conversion.

Taxation of Distributions. If a non-U.S. holder’s conversion of shares of Common Stock is treated as a distribution, to the extent paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles), such distribution will constitute a dividend for U.S. federal income tax purposes and, provided such dividend is not effectively connected with the non-U.S. holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of thirty percent (30%), unless such non-U.S. holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and timely provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the non-U.S. holder’s adjusted tax basis in its shares of our Common Stock and, to the extent such distribution exceeds the non-U.S. holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Common Stock, which will be treated as described below under the section entitled “— Non-U.S. holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock.”

The withholding tax described above does not apply to a dividend paid to a non-U.S. holder who provides an IRS Form W-8ECI, certifying that such dividend is effectively connected with the non-U.S. holder’s conduct of a trade or business within the United States. Instead, the effectively connected dividend will be subject to regular U.S. federal income tax as if the non-U.S. holder were a U.S. holder, subject to an applicable income tax treaty providing otherwise. A non-U.S. holder that is a corporation for U.S. federal income tax purposes and is receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of thirty percent (30%) (or a lower applicable treaty rate).

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Gain on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock. If a non-U.S. holder’s conversion shares of Common Stock is treated as a sale or other taxable disposition, subject to the discussions of FATCA and backup withholding, below a non-U.S. holder will generally not be subject to U.S. federal income or withholding tax in respect of gain recognized on a sale, taxable exchange or other taxable disposition of our Common Stock, unless:

•

the gain is effectively connected with the conduct of a trade or business by the non-U.S. holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the non-U.S. holder); or

•

we are or have been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the non-U.S. holder held our Common Stock, and, in the case where shares of our Common Stock are regularly traded on an established securities market, the non-U.S. holder has owned, directly or constructively, more than 5% of our Common Stock at any time within the shorter of the five-year period preceding the disposition or such non-U.S. holder’s holding period for the shares of our Common Stock.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the non-U.S. holder were a U.S. resident. In the event the non-U.S. holder is a corporation for U.S. federal income tax purposes, such gain may also be subject to an additional “branch profits tax” at a thirty percent (30%) rate (or lower treaty rate).

If the second bullet point above applies to a non-U.S. holder, gain recognized by such holder on the sale, exchange or other taxable disposition of shares of our Common Stock will be subject to tax at generally applicable U.S. federal income tax rates. In addition, unless our Common Stock is regularly traded on an established securities market, a buyer of our Common Stock (we would be treated as a buyer with respect to a conversion of Common Stock) may be required to withhold U.S. federal income tax at a rate of fifteen percent (15%) of the amount realized upon such disposition. There can be no assurance that our Common Stock will be treated as regularly traded on an established securities market. We believe that we are not and have not been at any time since our formation a United States real property holding company and we do not expect to be a United States real property holding corporation immediately after the Charter Extension is completed.

FATCA Withholding Taxes. Provisions commonly referred to as “FATCA” impose withholding of thirty percent (30%) on payments of dividends (including constructive dividends received pursuant to a conversion of stock) on our Common Stock to “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied, or an exemption applies (typically certified as to by the delivery of a properly completed IRS Form W-8BEN or W-8BEN-E). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. non-U.S. holders should consult their tax advisors regarding the effects of FATCA on a conversion of Common Stock.

Information Reporting and Backup Withholding

Generally, information returns will be filed with the IRS in connection with payments resulting from a conversion shares of Common Stock.

Backup withholding of tax may apply to cash payments to which a non-U.S. holder is entitled in connection with a conversion of shares of Common Stock, unless the non-U.S. holder submits an IRS Form W-8BEN (or other applicable IRS Form W-8), signed under penalties of perjury, attesting to such non-U.S. holder’s status as non-U.S. person.

The amount of any backup withholding from a payment to a non-U.S. holder will be allowed as a credit against such holder’s U.S. federal income tax liability and may entitle such holder to a refund, provided that the required information is timely furnished to the IRS.

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If the Charter Amendment Is Not Approved

If the Charter Amendment and Trust Amendment are not approved, and we do not consummate an initial business combination by August 2, 2023, we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to the public stockholders and our warrants to purchase Common Stock will expire worthless.

The Company’s initial stockholders have waived their rights to participate in any liquidation distribution with respect to their insider shares. There will be no distribution from the Trust Account with respect to the Company’s warrants or rights, which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

If the Charter Amendment Is Approved

If the Charter Amendment and Trust Amendment are approved, the amendment to the Charter in the form of Annex A hereto will be executed and the Trust Account will not be disbursed except in connection with our completion of the Business Combination or in connection with our liquidation if we do not complete an initial business combination by the applicable termination date. The Company will then continue to attempt to consummate a business combination until the applicable termination date or until the Company’s Board of Directors determines in its sole discretion that it will not be able to consummate an initial business combination by the applicable termination date as described below and does not wish to seek an additional extension.

Required Vote

Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding Common Stock, including the Common Stock owned by our initial stockholders, will be required to approve the Charter Amendment Proposal. Our Board will abandon and not implement the Charter Amendment unless our stockholders approve both the Charter Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Charter Amendment and Trust Amendment, our Board will retain the right to abandon and not implement the Charter Amendment and Trust Amendment at any time without any further action by our stockholders.

Our Board has fixed the close of business on July 7, 2023, as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s Common Stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

You are not being asked to vote on any business combination at this time. If the Charter Amendment is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on a proposed business combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed or the Company has not consummated the business combination by the applicable termination date.

Recommendation

The Company’s Board of Directors recommends that you vote “FOR” the Charter Amendment Proposal.

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PROPOSAL 2: THE TRUST AMENDMENT

The Trust Amendment

The proposed Trust Amendment would amend our existing Investment Management Trust Agreement (as amended, the “Trust Agreement”), dated as of July 28, 2021, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), allowing the Company to extend the Combination Period for twelve (12) additional one (1) month periods from August 2, 2023 to August 2, 2024 by depositing into the trust account (the “Trust Account”) $128,513.70 for each one-month extension (each, an “Extension Payment”). A copy of the proposed Trust Amendment is attached to this proxy statement as Annex B. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Trust Amendment

The purpose of the Charter Amendment and the Trust Amendment is to allow the Company more time to complete a business combination. The Company’s Charter and Trust Agreement provides that the Company has the right to extend the Combination Period until August 2, 2024 (i.e., 36 months from the consummation of the IPO). The Company’s initial charter permitted the Company to extend the Combination Period two times for an additional three months each time, or from August 2, 2022 to February 2, 2023, by depositing into the Trust Account $1,150,000 for each three-month extension. In July 2022, the Company held a special meeting (the “July 2022 Special Meeting”) and received stockholder approval to amend the Trust Agreement to reduce the amount deposited in the Trust Account for each such extension from $1,150,000 to $350,000. The Company’s stockholders elected to redeem an aggregate of 20,858,105 shares in connection with the July 2022 Special Meeting. The Company subsequently deposited the extension payments into the Trust Account in accordance with the terms of the Trust Agreement to extend the Combination Period from August 2, 2022 to February 2, 2023. In January 2023, the Company held a special meeting (the “January 2023 Special Meeting”) and received stockholder approval to extend the Combination Period for an additional three (3) months, from February 2, 2023 to May 2, 2023, with an ability to further extend by three (3) additional one (1) month periods until August 2, 2023 (i.e., for a total period of time ending 24 months from the consummation of its initial public offering). The Company’s stockholders elected to redeem an aggregate 168,777 shares of common stock in connection with the January 2023 Special Meeting. The Company subsequently deposited the extension payments into the Trust Account in accordance with the terms of the Trust Agreement to extend the Combination Period from February 2, 2023 to July 2, 2023, and will deposit the additional amount required to extend the Combination Period to August 2, 2023 prior to the applicable deadline. The Company desires to further extend the Combination Period for twelve (12) additional one (1) month periods from August 2, 2023 to August 2, 2024 (i.e., for a total period of time ending 36 months from the consummation of the IPO).

As previously announced, the Company entered into a Stock Purchase Agreement dated October 22, 2022, (the “Stock Purchase Agreement,” and together with the other agreements and transactions contemplated by the Stock Purchase Agreement, the “Business Combination”), with Reliance Entertainment Studios Private Limited (“Reliance”) and Risee Entertainment Holdings Private Limited. Pursuant to the terms of the Stock Purchase Agreement, the Company will purchase all of the equity of Reliance in a series of transactions. The Board of Directors of the Company has unanimously (i) approved and declared advisable the Stock Purchase Agreement, the Business Combination and the other transactions contemplated thereby, and (ii) resolved to recommend approval of the Stock Purchase Agreement and related matters by the stockholders of the Company. The Company will hold a meeting of stockholders to consider and approve the proposed Business Combination and a proxy statement will be sent to all stockholders of the Company. The Company and other parties to the Stock Purchase Agreement are working towards satisfaction of the conditions to completion of the Business Combination, including the necessary filings with the U.S. Securities and Exchange Commission related to the transaction, but have determined that there will not be sufficient time before August 2, 2023 (its current termination date) to hold a special meeting to obtain the requisite stockholder approval of, and to consummate, the Business Combination. Accordingly, the Board has determined that it is in the best interests of our stockholders to extend the date that the Company has to consummate an initial business combination.

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After consultation with Content Creation Media LLC (the “Sponsor”), IMAQ management has reasons to believe that, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Sponsor or its affiliates will contribute $128,513.70 for each one-month extension to the Company as a loan (each loan being referred to herein as a “Contribution”) for the Company to deposit the funds into the Trust Account as the Extension Payment, upon five days’ advance notice prior to the applicable deadline. The Contribution(s) will bear no interest and will be repayable by the Company to the Sponsor upon consummation of an initial business combination. The loans will be forgiven if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account.

If the Trust Amendment Is Not Approved

If the Charter Amendment and Trust Amendment are not approved, and we do not consummate an initial business combination by August 2, 2023, we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to the public stockholders and our warrants to purchase Common Stock will expire worthless.

The Company’s initial stockholders have waived their rights to participate in any liquidation distribution with respect to their insider shares. There will be no distribution from the Trust Account with respect to the Company’s warrants or rights, which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

If the Trust Amendment Is Approved

If the Charter Amendment and Trust Amendment are approved, the amendment to the Trust Agreement in the form of Annex B hereto will be executed and the Trust Account will not be disbursed except in connection with our completion of the Business Combination or in connection with our liquidation if we do not complete an initial business combination by the applicable termination date. The Company will then continue to attempt to consummate a business combination until the applicable termination date or until the Company’s Board of Directors determines in its sole discretion that it will not be able to consummate an initial business combination by the applicable termination date as described below and does not wish to seek an additional extension.

Required Vote

Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding Common Stock, including the Founder Shares, will be required to approve the Trust Amendment Proposal. Our Board will abandon and not implement the Trust Amendment unless our stockholders approve both the Charter Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Trust Amendment and the Charter Amendment, our Board will retain the right to abandon and not implement the Trust Amendment and the Charter Amendment at any time without any further action by our stockholders.

Our Board has fixed the close of business on July 7, 2023, as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s Common Stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

You are not being asked to vote on any business combination at this time. If the Trust Amendment is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on a proposed business combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed or the Company has not consummated the business combination by the applicable termination date.

Recommendation

The Company’s Board of Directors recommends that you vote “FOR” the Trust Amendment Proposal.

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PROPOSAL 3: THE ADJOURNMENT PROPOSAL

The adjournment proposal, if approved, will request the chairman of the special meeting (who has agreed to act accordingly) to adjourn the special meeting to a later date or dates to permit further solicitation of proxies. The adjournment proposal will only be presented to our stockholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the other proposals in this proxy statement. If the adjournment proposal is not approved by our stockholders, the chairman of the meeting will not exercise his ability to adjourn the special meeting to a later date (which he would otherwise have under the Chairman) in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the other proposals.

Required Vote

If a majority of the shares present in person or by proxy and voting on the matter at the special meeting vote for the adjournment proposal, the chairman of the special meeting will exercise his or her power to adjourn the meeting as set out above.

Recommendation

The Company’s Board of Directors recommends that you vote “FOR” the adjournment proposal.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.

This Proxy Statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this Proxy Statement. Information and statements contained in this Proxy Statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

You may obtain additional copies of this Proxy Statement, at no cost, and you may ask any questions you may have about the Trust Amendment or the Adjournment by contacting us at the following address or telephone number:

International Media Acquisition Corp.

1604 US Highway 130

North Brunswick, NJ 08902

(212) 960-3677

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Advantage Proxy, Inc.

PO Box 10904

Yakima, WA 98909

Toll Free: 866-894-0536

Email: Ksmith@advantageproxy.com

In order to receive timely delivery of the documents in advance of the Special Meeting, you must make your request for information no later than July 24, 2023 (one week prior to the date of the Special Meeting)..

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Annex A

Charter Amendment

SECOND AMENDMENT TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION OF

INTERNATIONAL MEDIA ACQUISITION CORP.

________, 2023

International Media Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1. The name of the Corporation is “International Media Acquisition Corp.” The original certificate of incorporation was filed with the Secretary of State of the State of Delaware on January 15, 2021. The Amended and Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on July 28, 2021 and subsequently amended on January 27, 2023 (as amended, the “Amended and Restated Certificate”).

2. This Amendment to the Amended and Restated Certificate amends the Amended and Restated Certificate.

3. This Amendment to the Amended and Restated Certificate was duly approved by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4. The text of Paragraph E of Article SIXTH is hereby amended and restated to read in full as follows:

“E. In the event that the Corporation does not consummate a Business Combination by August 2, 2023 (the “Termination Date”), upon the Corporation’s or Sponsor’s request, the Corporation may extend the Termination Date by one month (each, an “Extension”) on up to twelve (12) occasions, but in no event to a date later than August 2, 2024 (or, in each case, if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents) on such date, the next date upon which the Office of the Delaware Division of Corporations shall be open); provided that (i) the Corporation or the Sponsor (or their respective affiliates or permitted designees) will deposit into the Trust Account $128,513.70 for each Extension (each, a “Contribution”) and (ii) the procedures relating to any such extension, as set forth in the Trust Agreement, shall have been complied with. Any Contribution shall be held in the Trust Account and used to fund the redemption of the Offering Shares in accordance with this Article SIXTH.” If the Corporation does not consummate a Business Combination by August 2, 2024, or by the applicable deadline in the event the Corporation does not extend the Termination Date in accordance with the terms hereof, the Corporation shall (i) cease all operations except for the purposes of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter redeem 100% of the IPO Shares for cash for a redemption price per share as described below (which redemption will completely extinguish such holders’ rights as stockholders, including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to approval of the Corporation’s then stockholders and subject to the requirements of the GCL, including the adoption of a resolution by the Board of Directors pursuant to Section 275(a) of the GCL finding the dissolution of the Corporation advisable and the provision of such notices as are required by said Section 275(a) of the GCL, dissolve and liquidate the balance of the Corporation’s net assets to its remaining stockholders, as part of the Corporation’s plan of dissolution and liquidation, subject (in the case of (ii) and (iii) above) to the Corporation’s obligations under the GCL to provide for claims of creditors and other requirements of applicable law (“Dissolve”). In such event, the per share redemption price shall be equal to a pro rata share of the Trust Fund plus any pro rata interest earned on the funds held in the Trust Fund and not previously released to the Corporation for its working capital requirements or necessary to pay its taxes divided by the total number of IPO Shares then outstanding. In the event that the Corporation does not timely make all additional deposits into its Trust Account as required by the Corporation’s Investment Management Trust Agreement entered into at the time of the IPO, as amended, the Corporation shall Dissolve.”

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IN WITNESS WHEREOF, International Media Acquisition Corp. has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

INTERNATIONAL MEDIA ACQUISITION CORP.

By:
Name:	Shibasish Sarkar
Title:	Chief Executive Officer

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Annex B

PROPOSED THIRD AMENDMENT

TO THE

INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 3 (this “Amendment”), dated as of July__, 2023, to the Investment Management Trust Agreement (as defined below) is made by and between International Media Acquisition Corp. (the “Company”) and Continental Stock Transfer & Trust Company, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement dated as of July 28, 2021 (as amended by Amendment No.1 to the Investment Management Trust Agreement, dated July 26, 2022, and by Amendment No. 2 to the Investment Management Trust Agreement, dated January 27, 2023, the “Trust Agreement”);

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein;

WHEREAS, the Company obtained the requisite vote of the stockholders of the Company to approve this Amendment; and

NOW THEREFORE, IT IS AGREED:

1.	Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after receipt of, and only in accordance with, the terms of a letter (“Termination Letter”), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, signed on behalf of the Company by its President, Chief Executive Officer or Chairman of the Board and Secretary or Assistant Secretary, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account only as directed in the Termination Letter and the other documents referred to therein; provided, however, that in the event that a Termination Letter has not been received by the Trustee by August 2, 2023 (the “Deadline Date”) (provided that the Board, in its discretion, upon written notice to the Trustee, may extend the Deadline Date by one month on up to twelve (12) occasions (each, an “Extension”), but in no event to a date later than August 2, 2024 (or, in each case , if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents) on such date, the next date upon which the Office of the Delaware Division of Corporations shall be open)) if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B hereto and distributed to the Public Shareholders as of record as of such date; provided, however, that the Company or the Sponsor (or their respective affiliates or permitted designees) will deposit into the Trust Account $128,513.70 for each Extension (each, a “Contribution”); provided further, however, that in the event the Trustee receives a Termination Letter in a form substantially similar to Exhibit B hereto, or if the Trustee begins to liquidate the Property because it has received no such Termination Letter by the date specified in clause (y) of this Section 1(i), the Trustee shall keep the Trust Account open until twelve (12) months following the date the Property has been distributed to the Public Stockholders.

2.	Amendments to Definitions.

(i) Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement. The following defined term in the Trust Agreement shall be amended and restated in their entirety:

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“Trust Agreement” shall mean that certain Investment Management Trust Agreement, dated July 28, 2021, by and between International Media Acquisition and Continental Stock Transfer & Trust Company, as amended by Amendment No. 1 to Investment Management Trust Agreement dated July 26, 2022, by Amendment No. 2 to the Investment Management Trust Agreement, dated January 27, 2023, and by Amendment No.3 to Investment Management Trust Agreement dated [  ], 2023.”; and

3.	All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.

4.

This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature or electronic signature shall be deemed to be an original signature for purposes of this Amendment.

5.

This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 7(c) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

6.

This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

[signature page follows]

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IN WITNESS WHEREOF, the parties have duly executed this Amendment to the Investment Management Trust Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
Name:	Francis Wolf
Title:	Vice President

INTERNATIONAL MEDIA ACQUISITION CORP.

By:
Name:	Shibasish Sarkar
Title:	Chief Executive Officer

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